SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         October 13, 1999
                                                 ------------------------------

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                       001-14995                13-4056901
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)           Identification No.)

6 Greene Street, New York, New York                                  10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 966-0666
                                                   --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

     On October 28, 1999, Accufacts Pre-Employment Screening, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Form 8-K") with respect to the acquisition of Maglio, Inc. on October 13, 1999. This amendment is being filed for the purpose of including financial statements and pro forma financial information required by Item 7 of Form 8-K and should be read in conjunction with the Company's Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     a. Audited financial statements of Maglio, Inc. for the years ended December 31, 1998 and 1997

     b. Unaudited financial statements of Maglio, Inc. for the nine months ended September 30, 1999 and 1998

     c.   Unaudited   Proforma  Combined   financial   statements  of  Accufacts
          Pre-Employment Screening, Inc. as of September 30, 1999 and for the periods ended September 30, 1999 and December 31, 1998

                                                                    MAGLIO, INC.
                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

INDEPENDENT AUDITORS' REPORT                                                   1

FINANCIAL STATEMENTS

  Balance Sheets                                                               2
  Statements of Income                                                         3
  Statements of Changes in Stockholder's Equity                                4
  Statements of Cash Flows                                                     5

NOTES TO FINANCIAL STATEMENTS                                                6-8

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of Maglio, Inc.

We have audited the accompanying balance sheets of Maglio, Inc. as of December 31, 1998 and 1997, and the related statements of income, changes in stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maglio, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

December 1, 1999
Marcum & Kliegman LLP
New York, New York

                                                                    MAGLIO, INC.

                                                                  BALANCE SHEETS

                                                      December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                     ASSETS
                                                               1998       1997
                                                             --------   --------

CURRENT ASSETS
 Cash                                                        $  9,935   $  5,216
 Accounts receivable                                          180,550    200,854
                                                             --------   --------

      Total Current Assets                                    190,485    206,070

PROPERTY AND EQUIPMENT, Net                                    98,502     69,025

OTHER ASSETS
 Security deposits                                              5,846        994
                                                             --------   --------

      TOTAL ASSETS                                           $294,833   $276,089
                                                             ========   ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
 Accounts payable and accrued expenses                       $ 25,417   $ 26,938
 Note payable, related party                                   21,945      9,800
                                                             --------   --------

      TOTAL LIABILITIES                                        47,362     36,738
                                                             --------   --------

COMMITMENTS

STOCKHOLDER'S EQUITY
 Common stock, $0.10 par value, 1,000 authorized,
   100 issued and outstanding                                      10         10
 Additional paid in capital                                    19,720     19,720
 Retained earnings                                            227,741    219,621
                                                             --------   --------

      TOTAL STOCKHOLDER'S EQUITY                              247,471    239,351
                                                             --------   --------

      TOTAL LIABILITIES AND
       STOCKHOLDER'S EQUITY                                  $294,833   $276,089
                                                             ========   ========

      The accompanying notes are an integral part of these financial statements.

                                                                    MAGLIO, INC.

                                                            STATEMENTS OF INCOME

                                  For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                             1998         1997
                                                         ----------   ----------

SALES                                                    $1,231,560   $1,072,576

COST OF SALES                                               874,227      706,264
                                                         ----------   ----------

      GROSS PROFIT                                          357,333      366,312

GENERAL AND ADMINISTRATIVE EXPENSES                         305,459      263,207
                                                         ----------   ----------

      OPERATING INCOME                                       51,874      103,105
                                                         ----------   ----------

OTHER EXPENSE
 Interest expense, net                                        1,062        2,134
 Loss on disposal of property and equipment                   4,689          995
                                                         ----------   ----------

      TOTAL OTHER EXPENSE                                     5,751        3,129
                                                         ----------   ----------

      INCOME BEFORE TAXES                                    46,123       99,976

OTHER TAXES                                                   2,003        1,680
                                                         ----------   ----------

      NET INCOME                                         $   44,120   $   98,296
                                                         ==========   ==========

      The accompanying notes are an integral part of these financial statements.

                                                                    MAGLIO, INC.

                                   STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                  For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                    Common Stock      Additional
                                    ------------        Paid in    Retained
                                 Shares      Amount     Capital    Earnings       Total
                               ---------   ---------  ----------   ---------    ---------

BALANCE, January 1, 1997             100   $      10   $  19,720   $ 132,102    $ 151,832

Distributions to stockholder        --          --          --       (10,777)     (10,777)

Net income                          --          --          --        98,296       98,296
                               ---------   ---------   ---------   ---------    ---------

BALANCE, December 31, 1997           100          10      19,720     219,621      239,351

Distributions to stockholder        --          --          --       (36,000)     (36,000)

Net income                          --          --          --        44,120       44,120
                               ---------   ---------   ---------   ---------    ---------

BALANCE, December 31, 1998           100   $      10   $  19,720   $ 227,741    $ 247,471
                               =========   =========   =========   =========    =========

      The accompanying notes are an integral part of these financial statements.

                                                                    MAGLIO, INC.

                                                        STATEMENTS OF CASH FLOWS

                                  For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                   1998        1997
                                                                 --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $ 44,120    $ 98,296
                                                                 --------    --------
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                                    27,409      20,735
  Loss on disposal of fixed assets                                  4,689         995
  Decrease (increase) in accounts receivable                       20,304     (77,437)
  Increase in security deposits                                    (4,852)       --
  (Decrease) increase in accounts payable and accrued expenses     (1,521)      8,350
                                                                 --------    --------

      TOTAL ADJUSTMENTS                                            46,029     (47,357)
                                                                 --------    --------

      NET CASH PROVIDED BY OPERATING ACTIVITIES                    90,149      50,939
                                                                 --------    --------

CASH FLOWS USED IN INVESTING ACTIVITIES
  Purchases of property and equipment                             (61,575)    (25,582)
                                                                 --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds of note payable, related party                          12,145        --
  Repayments of note payable, related party                          --        (9,890)
  Distribution to stockholder                                     (36,000)    (10,777)
                                                                 --------    --------

      NET CASH USED IN FINANCING ACTIVITIES                       (23,855)    (20,667)
                                                                 --------    --------

      NET INCREASE IN CASH                                          4,719       4,690

CASH - Beginning                                                    5,216         526
                                                                 --------    --------

CASH - Ending                                                    $  9,935    $  5,216
                                                                 ========    ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the years for:

  Interest                                                       $  1,193    $  2,139

      The accompanying notes are an integral part of these financial statements.

                                                                    MAGLIO, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Policies

     Description of Business

     Maglio, Inc (the "Company") was incorporated on May 22, 1986 in the State of Florida. The Company acts as an information service bureau and is engaged primarily in the business of verifying job applicant background information for employers throughout the United States.

     Property and Equipment and Depreciation

     Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the expected useful lives of the assets. Upon retirement or other disposition of depreciable assets, the cost and related accumulated depreciation are eliminated from the accounts, and any gain or loss on disposal is credited to or charged against income. In the event of a trade in, the undepreciated cost of the trade-in is included in the cost of the newly acquired asset.

     Revenue Recognition

     Revenues are recorded at the time of performance of service.

     Advertising Cost

     Advertising costs are expensed as incurred.

     Income Taxes

     The Company, with the consent of their stockholders, has elected to be taxed as an "S" Corporation under the Internal Revenue Code. In lieu of corporate income taxes, the stockholders of an "S" corporation are taxed on their proportionate share of the corporation's taxable income. Accordingly, no provision or liability for federal income taxes has been included in the financial statements. A provision, however, for the Florida Intangible tax and Florida Tangible Personal Property tax has been included.

     Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                    MAGLIO, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - Property and Equipment

     Property and equipment is comprised of the following at December 31, 1998 and 1997:

                                                                   Estimated
                                              1998       1997     Useful Lives
                                            --------   --------  ---------------

     Furniture                              $ 56,097   $ 26,161     7 years
     Telephone equipment                      39,490     37,608     5 years
     Computer equipment                       63,313     59,234     5 years
                                            --------   --------
                                             158,900    123,003

     Less: accumulated depreciation           60,398     53,978
                                            --------   --------

          Property and equipment, net       $ 98,502   $ 69,025
                                            ========   ========

     Depreciation expense for the years ended December 31, 1998 and 1997 amounted to $27,409 and $20,735, respectively.

NOTE 3 - Note Payable, Related Party

     The Company has available a $25,000 unsecured line of credit with a relative of the Company's stockholder through July 1, 2000. The line bears interest at 11% with interest payable annually. The outstanding balance under the line at December 31, 1998 and 1997 is $21,945 and $9,800, respectively.

NOTE 4 - Commitments

     During 1998 the Company entered into a 5 year noncancelable operating lease for its premises, which expires July 31, 2003. The Company is obligated to pay a monthly rental of $4,317 which increases annually. Rent expense for the years ended December 31, 1998 and 1997 was $48,746 and $34,325, respectively.

     Further minimum rental payments under the above noncancelable operating lease as of December 31, 1998 are as follows:

                                                                    MAGLIO, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - Commitments, continued

                      For the Year Ending
                         December 31,          Amount
                     -----------------------------------

                            1999             $ 52,417
                            2000               53,897
                            2001               55,376
                            2002               57,165
                            2003               34,102
                                             --------

                      Total                  $252,957
                                             ========

NOTE 5 - Major Customer

     During the years ended December 31, 1998 and 1997, a majority of the Company's sales were to two customers. Sales to these customers totaled $318,025 (26%) and $127,099 (10%) for the year ended December 31, 1998 and
     $159,635  (15%) and  $100,017  (9%) for the year ended  December  31, 1997.
     Accounts receivable from these customers were $50,299 and $19,932 as of December 31, 1998 and $55,086 and $18,272 as of December 31, 1997.

NOTE 6 - Subsequent Event

     On October 13, 1999 the Company was acquired by Maglio-AccuFacts Pre-Employment Screening, Inc., a wholly-owned subsidiary of AccuFacts Pre-Employment Screening, Inc. ("Accufacts"). The acquisition was completed by issuing 177,471 shares of Accufacts common stock ("Acquisition Shares") in exchange for 100% of the Company's common stock. The Acquisition Shares consist of 174,971 shares of common stock in consideration for the acquisition and 2,500 shares of common stock in consideration for the stockholder of the company entering into a non-competition agreement.

                                                                    MAGLIO, INC.

                                                      BALANCE SHEETS (UNAUDITED)

                                                     September 30, 1999 and 1998
--------------------------------------------------------------------------------

                                     ASSETS

                                                               1999       1998
                                                             --------   --------

CURRENT ASSETS
 Cash                                                        $    113   $ 36,090
 Accounts receivable                                          212,560    170,029
                                                             --------   --------

      Total Current Assets                                    212,673    206,119

PROPERTY AND EQUIPMENT, Net                                    84,296     87,413

OTHER ASSETS
 Security deposits                                              5,846      5,846
                                                             --------   --------
      TOTAL ASSETS                                           $302,815   $299,378
                                                             ========   ========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable and accrued expenses                       $ 40,618   $ 38,177
 Note payable, related party                                   34,945      6,800
                                                             --------   --------
      TOTAL LIABILITIES                                        75,563     44,977
                                                             --------   --------

COMMITMENTS

STOCKHOLDERS' EQUITY
 Common stock, $0.10 par value, 1,000 authorized,
   100 issued and outstanding                                      10         10
 Additional paid in capital                                    19,720     19,720
 Retained earnings                                            207,522    234,671
                                                             --------   --------
      TOTAL STOCKHOLDERS' EQUITY                              227,252    254,401
                                                             --------   --------
      TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                                  $302,815   $299,378
                                                             ========   ========

                                                                    MAGLIO, INC.

                                            STATEMENTS OF OPERATIONS (UNAUDITED)

                           For the Nine Months Ended September 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                           1999           1998
                                                        ---------      ---------

SALES                                                   $ 900,217      $ 901,995

COST OF SALES                                             669,193        640,107
                                                        ---------      ---------

      GROSS PROFIT                                        231,024        261,888

GENERAL AND ADMINISTRATIVE EXPENSES                       238,300        226,401
                                                        ---------      ---------

      OPERATING (LOSS) INCOME                              (7,276)        35,487

OTHER EXPENSE
 Interest expense, net                                      2,465            416
 Loss on disposal of property and equipment                  --            3,500
                                                        ---------      ---------

      TOTAL OTHER EXPENSE                                   2,465          3,916
                                                        ---------      ---------

      INCOME BEFORE OTHER TAXES                            (9,741)        31,571

OTHER TAXES                                                   478            521
                                                        ---------      ---------

      NET (LOSS) INCOME                                 $ (10,219)     $  31,050
                                                        =========      =========

                                                                    MAGLIO, INC.

                        STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (UNAUDITED)

                                    For the Nine Months Ended September 30, 1999
--------------------------------------------------------------------------------

                                   Common Stock       Additional
                               ---------------------    Paid in    Retained
                                Shares      Amount      Capital    Earnings       Total
                               ---------   ---------   ---------   ---------    ---------

BALANCE, January 1, 1999             100   $      10   $  19,720   $ 227,741    $ 247,471

Distributions to stockholders       --          --          --       (10,000)     (10,000)

Net loss                            --          --          --       (10,219)     (10,219)
                               ---------   ---------   ---------   ---------    ---------

BALANCE, September 30, 1999          100   $      10   $  19,720   $ 207,522    $ 227,252
                               =========   =========   =========   =========    =========

                                                                    MAGLIO, INC.

                        STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (UNAUDITED)

                                    For the Nine Months Ended September 30, 1998
--------------------------------------------------------------------------------


                                   Common Stock       Additional
                               ---------------------    Paid in    Retained
                                Shares      Amount      Capital    Earnings       Total
                               ---------   ---------   ---------   ---------    ---------

BALANCE, January 1, 1998              100   $      10   $  19,720   $ 219,621    $ 239,351

Distributions to stockholders        --          --          --       (16,000)     (16,000)

Net income                           --          --          --        31,050       31,050
                                ---------   ---------   ---------   ---------    ---------

BALANCE, September 30, 1998           100   $      10   $  19,720   $ 234,671    $ 254,401
                                =========   =========   =========   =========    =========

                                                                    MAGLIO, INC.

                                            STATEMENTS OF CASH FLOWS (UNAUDITED)

                           For the Nine Months Ended September 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                            1999        1998
                                                          --------    --------

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income                                         $(10,219)   $ 31,050
                                                          --------    --------
Adjustments to reconcile net loss to net cash (used in)
 provided by operating activities:
  Depreciation and amortization                             23,000      20,500
  (Increase) decrease in accounts receivable               (32,010)     30,825
  Increase in security deposits                               --        (4,852)
  Increase in accounts payable and accrued expenses         15,201      11,239
                                                          --------    --------
      TOTAL ADJUSTMENTS                                      6,191      57,712
                                                          --------    --------
      NET CASH (USED IN) PROVIDED BY OPERATING
       ACTIVITIES                                           (4,028)     88,762
                                                          --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                       (8,794)    (38,888)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds of note payable, related party                   13,000        --
  Repayments of note payable, related party                   --        (3,000)
  Distribution to stockholder                              (10,000)    (16,000)
                                                          --------    --------
      NET CASH PROVIDED BY (USED IN) FINANCING
       ACTIVITIES                                            3,000     (19,000)
                                                          --------    --------

      NET (DECREASE) INCREASE IN CASH                       (9,822)     30,874

CASH - Beginning                                             9,935       5,216
                                                          --------    --------
CASH - Ending                                             $    113    $ 36,090
                                                          ========    ========

                                                                    MAGLIO, INC.

                                     NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Presentation

     The balance sheet of the Company as of September 30, 1999 and 1998, the related statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 1999 and 1998 included in the financial statements have been prepared by the Company without audit. In the opinion of management, the accompanying financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly the Company's financial position and results of operations. The results of operations for the nine months ended September 30, 1999 and 1998 are not necessarily indicative of the results of operations for the full year or any other interim period.

NOTE 2 - Subsequent Event

     On October 13, 1999 the Company was acquired by Maglio-AccuFacts Pre-Employment Screening, Inc., a wholly-owned subsidiary of AccuFacts Pre-Employment Screening, Inc. ("Accufacts"). The acquisition was completed by issuing 177,471 shares of Accufacts common stock ("Acquisition Shares") in exchange for 100% of the Company's common stock. The Acquisition Shares consist of 174,971 shares of common stock in consideration for the acquisition and 2,500 shares of common stock in consideration for the stockholder of the company entering into a non-competition agreement.

                UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Proforma Combined Balance Sheet as of September 30, 1999 reflects the financial position of Accufacts Pre-Employment Screening, Inc. (the "Company") as if the acquisition of Maglio, Inc. ("Maglio") had occurred on September 30, 1999 (the "Acquisition"). The Unaudited Proforma Combined Statement of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 presents the Company's results of operations as if the Acquisition had been consummated on January 1, 1999 and 1998, respectively. The Unaudited Proforma Combined Financial Statements reflect the Acquisition using the purchase method of accounting. The Proforma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have been achieved had the Acquisition actually occurred as of the assumed dates and for the periods presented. The Proforma Combined Financial Statements are based on historical financial statements of the Company and Maglio for the periods indicated in the Proforma statements. The Proforma Combined Financial Statements are based on the assumptions set forth in the notes and should be read in conjunction with the separate historical financial statements of the Company and Maglio and notes hereto.

A preliminary allocation of the purchase price has been made to Goodwill in the accompanying Unaudited Proforma Combined Financial Statements based on available information. The actual allocation of purchase price and resulting effect on income from operations may differ significantly from the proforma amounts included herein. These unaudited proforma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Unaudited Proforma Combined Financial Statements are subject to change, and the final amounts may differ substantially.

                     ACCUFACTS PRE-EMPLOYMENT SCREENING, INC
                  PRO FORMA COMBINED BALANCE SHEET (Unaudited)
                               September 30, 1999


                                                            Accufacts
                                                         Pre-Employment                             Pro Forma
                                 ASSETS                  Screening, Inc.    Maglio, Inc            Adjustments            Combined
                                 ------                  ---------------    -----------            -----------            --------
  CURRENT ASSETS
  Cash                                                    $   221,581       $       113                                $   221,694
  Accounts receivable                                         341,421           212,560                                    553,981
                                                          -----------       -----------                                -----------
    TOTAL CURRENT ASSETS                                      563,002           212,673                                    775,675
                                                          -----------       -----------                                -----------
PROPERTY AND EQUIPMENT, Net                                    63,134            84,296                                    147,430
                                                          -----------       -----------                                -----------

OTHER ASSETS
  Security deposits                                             2,708             5,846                                      8,554
  Prepaid expenses                                             82,369                 0                                     82,369
  Intangible asset                                             13,933                 0                                     13,933
  Goodwill                                                          0                 0      144,562 a                     144,562
  Non-competition agreement                                                                    5,313 b                       5,313
  Investment in affiliate                                           0                 0      227,252 a    227,252 c              0
                                                          -----------       -----------                                -----------
    TOTAL OTHER ASSETS                                         99,010             5,846                                    254,731
                                                          -----------       -----------                                -----------
    TOTAL ASSETS                                          $   725,146       $   302,815                                $ 1,177,836
                                                          ===========       ===========                                ===========
LIABILITES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITES
  Accounts payable and accrued expenses                       136,757            40,618                                $   177,375
  Current maturities of capital lease obligations               9,617                 0                                      9,617
  Notes payable, bank                                          47,428                 0                                     47,428
  Notes payable, related party                                      0            34,945                                     34,945
  Loans payable, stockholder                                   21,280                 0                                     21,280
                                                          -----------       -----------                                -----------

    TOTAL CURRENT LIABILITES                                  215,082            75,563                                    290,645
                                                          -----------       -----------                                -----------

OTHER LIABILITIES
   Deferred income taxes payable                               40,000                 0                                     40,000
   Capital lease obligations, less current maturities           2,556                 0                                      2,556
                                                          -----------       -----------                                -----------
     TOTAL OTHER LIABILITIES                                   42,556                 0                                     42,556


     TOTAL LIABILITIES                                        257,638            75,563                                    333,201
                                                          -----------       -----------                                -----------

COMMITMENTS

STOCKHOLDER'S EQUITY
  Preferred stock, $.01 par value, 5,000,000 shares
    authorized none issued and outstanding                          0                 0                                          0

  Common stock, $ 0.01 par value, 50,000,000 shares                                                            25 b
    authorized, 6,476,504 issued and outstanding at
    September 30, 1999                                         62,990                10           10 c      1,750 a         64,765

  Common stock subscribed, 150,967 at September 30, 1999        1,510                                                        1,510
                                                                                                            5,288 b
  Additional paid in capital                                  944,470            19,720       19,720 c    370,064 a      1,319,822

  Stock subscription receivable                              (301,934)                                                    (301,934)

  Accumulated (deficit) earnings                             (239,528)          207,522      207,522 c                    (239,528)
                                                          -----------       -----------                                -----------
    TOTAL STOCKHOLDER'S EQUITY                                467,508           227,252                                    844,635
                                                          -----------       -----------                                -----------
TOTAL LIABILITES AND STOCKHOLDER'S
EQUITY                                                    $   725,146       $   302,815                                $ 1,177,836
                                                          ===========       ===========                                ===========

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
             PRO FORMA COMBINED STATEMENT OF OPERATIONS (Unaudited)
                  For the Nine Months Ended September 30, 1999


                                                              Accufacts
                                                            Pre-Employment                   Proforma
                                                            Screening, Inc.  Maglio, Inc    Adjustments            Combined
                                                            ---------------  -----------------------------------------------
      REVENUES                                                $1,366,461      $900,217                            $2,266,678
                                                              ----------      --------                            ----------
      COST OF SALES                                              908,750       669,193                             1,577,943
                                                              ----------      --------                            ----------
          GROSS PROFIT                                           457,711       231,024                               688,735
                                                                                              1,328 e
      GENERAL AND ADMINISTRATIVE EXPENSES                        577,861       238,300        5,421 d                822,910
                                                              ----------      --------                            ----------
          OPERATING LOSS                                        (120,150)       (7,276)                             (134,175)
                                                              ----------      --------                            ----------
      OTHER EXPENSE
        Interest expense, net                                      5,165         2,465                                 7,630
                                                              ----------      --------                            ----------

          LOSS BEFORE INCOME TAXES                              (125,315)       (9,741)                             (141,805)

      INCOME TAXES                                                 1,549           478                                 2,027
                                                              ----------      --------                            ----------

          NET LOSS                                              (126,864)      (10,219)                             (143,832)
                                                              ==========      ========                            ==========
      Per share data

      Net loss per share, Basic and Diluted                                                                            (0.02)

      Weighted average number of common shares outstanding                                                         6,287,863

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
             PRO FORMA COMBINED STATEMENTS OF OPERATIONS (Unaudited)
                      For the Year Ended December 31, 1998


                                                                    Accufacts
                                                                 Pre-Employment                       Proforma
                                                                 Screening, Inc.     Maglio, Inc     Adjustments     Combined
                                                                 ---------------     -----------     -----------     --------
   REVENUES                                                       $1,598,772         $1,231,560                    $2,830,332

   COST OF SALES                                                   1,119,043            874,227                     1,993,270
                                                                  ----------         ----------                    ----------
       GROSS PROFIT                                                  479,729            357,333                       837,062
                                                                                                       1,771 e
   GENERAL AND ADMINISTRATIVE EXPENSES                               552,474            305,459        7,228 d        866,932
                                                                  ----------         ----------                    ----------
       OPERATING (LOSS) INCOME                                       (72,745)            51,874                       (29,870)
                                                                  ----------         ----------                    ----------
   OTHER EXPENSE
     Interest expense, net                                            10,031              1,062                        11,093
     Loss on disposal of property and equipment                            0              4,689                         4,689
                                                                  ----------         ----------                    ----------
      TOTAL OTHER EXPENSES                                            10,031              5,751                        15,782
                                                                  ----------         ----------                    ----------

       (LOSS) INCOME BEFORE INCOME TAXES                             (82,776)            46,123                       (45,652)

   INCOME TAXES                                                       42,105              2,003                        44,108
                                                                  ----------         ----------                    ----------

       NET (LOSS) INCOME                                            (124,881)           $44,120                       (89,760)
                                                                  ==========         ==========                    ==========
   Per share data

   Net loss per share, Basic and Diluted                                                                                (0.02)

   Weighted average number of common shares outstanding                                                             5,358,567

                     ACCUFACTS PRE-EMPLOYMENT SCREENING, INC
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                               September 30, 1999

a To record the acquisition of Maglio, Inc. by the issuance of 174,971 shares of Accufacts Pre-employment Screening, Inc. common stock at fair market value of $ 2.125, for 100% of the assets and liabilities of Maglio, Inc.

     174,971 shares $ 2.125 market value                 371,814

     Net book value which is approximately the fair
     market value at the acquisition date                227,252
                                                         -------
     Net assets acquired in excess of purchase price     144,562
                                                         =======

b To record the issuance of 2,500 shares of Accufactts Pre-Employment Screening, Inc. common stock at the fair market value of $ 2.125, in consideration for a noncompetition agreement with a stockholder of Maglio.

c    To eliminate the equity section of the acquired company.

d To record amortization expense (20 year life) relating to Goodwill for the year ended December 31, 1998 and the nine months ended September 30, 1999

e To record amortization expense (3 year life) relating to the noncompetition agreement for the year ended December 31, 1998 and the nine months ended September 30, 1999

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.

Date: December 22, 1999          By: /s/ Philip Luizzo
      ---------------------          --------------------------------
                                          Name: Philip Luizzo
                                          Title:   President and Chief Executive
                                                     Officer
                                                   (principal executive officer)